BioRestorative Therapies, Inc.

555 Heritage Drive

Jupiter, Florida 33458

March 6, 2014

Mr. Mark Weinreb

c/o BioRestorative Therapies, Inc.

555 Heritage Drive

Jupiter, Florida 33458

Dear Mr. Weinreb:

Reference is made to that certain Employment Agreement, dated as of October 4, 2010, between BioRestorative Therapies, Inc. (formerly known as Stem Cell Assurance, Inc.) (the “Company”) and Mark Weinreb (the “Employee”), as amended (the “Employment Agreement”). All capitalized terms used but not defined herein shall have the respective meanings set forth in the Employment Agreement.

The parties hereby agree that, notwithstanding the provisions of the Employment Agreement, (i) the Employee’s Base Salary for the calendar year ended December 31, 2013 shall be $360,000 and (ii) the Employee shall not be entitled to receive any Bonus with respect to the calendar year ended December 31, 2013.

Except as amended hereby, the Employment Agreement shall continue in full force and effect in accordance with its terms.

Very truly yours,

BioRestorative Therapies, Inc.

By:
Mandy Clyde
Vice President of Operations

Agreed:

Mark Weinreb